NovaStar Financial
(NYSE-NFI)
www.novastarmortgage.com

2006 Second Quarter Earnings

Conference Call

August 4, 2006

Safe Harbor Statement

            Certain matters discussed in this release constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are those that predict or describe future events and that do not relate solely to historical matters. Forward-looking statements are subject to risks and uncertainties and certain factors can cause actual results to differ materially from those anticipated. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to generate sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; interest rate fluctuations on our assets that differ from our liabilities; increases in prepayment or default rates on our mortgage assets;
changes in assumptions regarding estimated loan losses and fair value amounts; changes in origination and resale pricing of mortgage loans; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations;  the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to expand origination volume while maintaining an acceptable level of overhead; our ability to adapt to and implement technological changes; the stability of residual property values; the outcome of litigation or regulatory actions pending against us or other legal contingencies; the impact of losses resulting from natural disasters; the impact of general economic conditions;
and the risks that are from time to time included in our filings with the SEC, including our Annual Report on
Form 10-K, for the period ending December 31, 2005 and our quarterly report on form 10-Q, for the period ending March 31, 2006. Other factors not presently identified may also cause actual results to differ. This document speaks only as of its date and we expressly disclaim any duty to update the information herein.

Opening Comments &
Credit Discussion

Scott Hartman, CEO

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06
Annual HPA

Housing Price Appreciation

Funded Date	# of Loans	Principal Balance	Avg Bal	WA LTV	Actual Loss	Loss Severity
97-98	2073	$205,462,587	$99,114	81%	$87,039,809	42%
2000	585	$65,239,331	$111,520	85%	$23,175,831	36%
2001	900	$104,104,247	$115,671	86%	$36,441,388	35%
2002	754	$101,506,320	$134,624	86%	$31,923,793	31%
2003	713	$92,070,606	$129,131	87%	$27,868,755	30%
2004	899	$124,674,285	$138,681	89%	$36,861,294	30%
2000-2004	3851	$487,594,789	$126,615	87%	$156,271,060	32%

Severity

Deal	Current (%)	At Close (%)
2003-1	1.3	3.3
2003-2	0.8	2.7
2003-3	0.7	3.6
2003-4	0.8	5.1
2004-1	1.3	5.9
2004-2	1.4	5.1
2004-3	1.5	4.5
2004-4	1.5	4.0
2005-1	1.8	3.6
2005-2	1.5	2.1

HPA Effect on Loss
Assumptions

Remaining Loan Balance	% loans with MI and Loans with LTV<= 60%	Initial LTV after MI	Average Age (years)	HPA Through Mar '06	Estimated Current LTV after MI
2006	2942	59%	60%	0.3	0%	60%
2005	5841	69%	60%	1.0	9%	51%
2004	3246	48%	60%	2.0	24%	36%
2003	1100	60%	60%	3.0	36%	24%
2002	299	76%	60%	4.0	45%	15%
2001	102	94%	60%	5.0	55%	5%
2000	30	99%	60%	6.0	67%	0%

Loans with MI & LTV<=60	8,337
Estimated Average Current LTV	46.2%

Estimated LTV
(MI % Loans with LTV<=60%)*

*See appendix to this presentation for disclaimer

Remaining Loan Balance	% of Loans without MI	Initial LTV	Average Age (years)	HPA Through Mar '06	Estimated Current LTV
2006	2942	41%	82%	0.3	0%	82%
2005	5841	31%	82%	1.0	9%	73%
2004	3246	52%	82%	2.0	24%	58%
2003	1100	40%	82%	3.0	36%	46%
2002	299	24%	82%	4.0	45%	37%
2001	102	6%	82%	5.0	55%	27%
2000	30	1%	82%	6.0	67%	15%

Loans without MI	5,223
Estimated Average Current LTV	67.4%

Estimated LTV
(No MI)*

*See appendix to this presentation for disclaimer

NovaStar
80%
70%
60%
50%
40%
30%
20%
10%
0%
MI & LTV<=60
2004-1
2004-2
2004-3
2004-4
2005-1
2005-2
2005-3
2005-4
2006-1
2006-MTA1
2006-2
2006-3
MI
LTV <= 60

MI & LTV<=60

Results of Operations

Greg Metz, CFO

Summary of Key Performance Metrics
(In thousands, except per share data)

(Unaudited)	Second Quarter 2006	Second Quarter 2005	Change
Earnings (GAAP)			
Net Income available to common	$33,072	$37,856	-13%
EPS available to common (diluted)	$0.99	$1.29	-23%
Return on average equity	25.0%	30.4%	
Return on average common equity	27.5%	34.0%	
REIT Taxable Income & Dividends			
Est. REIT taxable income available to common	$44,169		
Est. REIT taxable income per common share	$1.30		
Dividends declared per common share	$1.40	$1.40	0%
Common Stock Data and Liquidity			
High market price per share	$37.63	$40.40	
Low market price per share	$29.08	$34.06	
Book value per common share (diluted)	$14.26	$16.29	-12%
Cash and available liquidity	$190	$343

Summary Statistics

Dividend Carry-over Analysis
(In millions)

Estimated 2005 REIT taxable income	$	279
Less: 2005 dividend declarations to date applied to 2005 taxable income		(175)
Estimated 2005 REIT taxable income remaining to be distributed	$	104

Dividends

Intend to declare both the third and fourth quarter dividends prior to our 2005 federal tax filing deadline of September 15, 2006

The third quarter dividend will be paid in November, as is typical

The fourth quarter dividend will be paid in December and is
anticipated to conclude a 100% payout of 2005 taxable income

Acceleration of the fourth quarter dividend will have no impact on the timing of taxability

Production (000's)
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2004
2005
2006

Production

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
9.03%
7.46%
5.57%
3.97%
Jun '05
Jul '05
Aug '05
Sep '05
Oct '05
Nov '05
Dec '05
Jan '06
Feb '06
Mar '06
Apr '06
May '06
June '06
WAC (non-MTA)
2-yr Swap (avg.)

WAC vs 2-yr Swap

349bps

346bps

FICO
632
632
635
628
625
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06

LTV
82.3
81.6
80.9
81.3
82.4
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06

Credit

Production
COP (Wholesale)
3,000
2,500
2,000
1,500
1,000
500
-
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.43%
1.78%
Q2 '05
Q3 '05
Q4 '05
Q1 '06
Q2 '06
Production
Wholesale Cost of Production

Wholesale COP*

*See appendix to this presentation for cost of wholesale production – G&A expense reconciliation

NovaStar
Avg. Loans under Mgmt. ($bil.)
Net Int. Income ($mil.)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Avg. Loans Under Management
Net Interest Income

Portfolio Net Interest
Income

Loan Portfolio Net Int. Income ($mil.)
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
ROA
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Loan Portfolio Net Interest Income
ROA

Portfolio ROA

Questions

Appendix

Exhibit 1
NovaStar Financial Inc.
Reconciliation of GAAP General and Administrative Expenses to Wholesale Cost of Loan Production
(dollars in thousands, except wholesale loan production as a percentage)

The following table is a reconciliation of overhead costs included in our cost of wholesale production to general and administrative expenses, presented in accordance with accounting principles generally accepted in the United States of America (GAAP) and the resulting cost of production. We believe this presentation provides useful information regarding our financial performance because it more accurately reflects the direct costs of loan production and allows us to monitor the performance of our core operations, which is more difficult to do when looking at GAAP financial statements, and provides useful information regarding our financial performance. Management uses this measure for the same purpose. However, this presentation is not intended to be used as a substitute for financial results prepared in accordance with GAAP.

	For the Six Months Ended June 30,		For the Three Months Ended June 30,	
	2006	2005	2006	2005
General and administrative expenses	$ 96,853	$ 92,519	$ 51,551	$ 47,036
Mortgage portfolio management general and administrative expenses	(9,026)	(7,755)	(4,700)	(4,581)
Loan servicing general and administrative expenses	(18,195)	(16,653)	(8,594)	(8,781)
Mortgage lending general and administrative expenses	69,632	68,111	38,257	33,674
Direct origination costs classified as a reduction in gain-on-sale	10,928	21,427	5,322	11,206
Other lending expenses	(21,493)	(18,467)	(12,490)	(8,383)
Wholesale overhead costs	59,067	71,071	31,089	36,497
Premium paid to broker, net of fees collected	18,358	27,459	12,096	15,260
Total wholesale cost of loan production	$ 77,425	$ 98,530	$ 43,185	$ 51,757
Loan production, principal (A)	$ 3,927,580	$ 3,808,256	$ 2,425,785	$ 2,105,236
Total cost of loan production, as a percentage	1.97%	2.59%	1.78%	2.46%

(A) Includes loans originated through NovaStar Home Mortgage, Inc. and purchased by our wholesale division in NovaStar Mortgage, Inc. Only the costs borne by our wholesale division are included in the total cost of wholesale production.

Cost of Wholesale
Production

Estimated LTV
Disclaimer

            The information contained herein regarding estimated LTV is provided for informational purposes only to assist in the understanding of certain characteristics of our loan portfolio and are not a projection of future performance, financial position or cash flows.  The information is based upon (i) assumptions that, while presented with numerical specificity, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control,
(ii) assumptions with respect to future business decisions that are subject to change, and (iii) assumptions that were made for the purpose of simplifying the information.  No representation is being made that the results of the information will be achieved.

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